Financial Instruments	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about financial instruments [abstract]
Disclosure of financial instruments [text block]
19.	Financial Instruments

(a)	Categories of financial instruments

		December 31, 2017	December 31, 2016
Cash and cash equivalents	FVTPL	$12,979	$9,817
Short-term investments	FVTPL	31	28
Other receivables	Loans and receivables	379	199
Restricted cash	FVTPL	2,075	2,075
Accounts payable	Other financial liabilities	(1,258)	(328)
Accrued and other liabilities	Other financial liabilities	(389)	(473)
Loan payable	Other financial liabilities	(12,417)	-

All financial instruments classified as FVTPL are classified under the Level 1 fair value hierarchy. The carrying value of the Company’s financial assets and liabilities reasonably approximate their fair values.

(b)	Interest rate risk

In respect of financial assets, the Company’s policy is to invest cash at floating rates of interest and cash reserves are to be maintained in cash equivalents in order to maintain liquidity. Fluctuations in interest rates impact the value of cash equivalents. Included in net loss for the year ended December 31, 2017, is investment income on the Company’s cash and cash equivalents and short-term investments. As at December 31, 2017, with other variables unchanged, a 1% increase or decrease in the Prime rate would have resulted in a decrease or increase, respectively, to net loss of approximately $68,000. The Company does not have any debt obligations which expose it to interest rate risk.

(c)	Foreign currency risk

The Company’s loan payable (see Note 9) is denominated in U.S. dollars. As at December 31, 2017, with other variables unchanged, for every $0.01 fluctuation in exchange rate between the Canadian dollar and the U.S. dollar, the Company’s net income or loss would be $154,000 higher or lower.

(d)	Credit risk

Credit risk is the risk that one party to a financial instrument will fail to discharge an obligation and cause the other party to incur a financial loss. The Company does not currently generate any revenues from sales to customers nor does it hold derivative type instruments that would require a counterparty to fulfil a contractual obligation resulting in credit risk. The Company seeks to hold its cash and cash equivalents, short-term investments and restricted cash with reputable financial institutions. The Company considers the following financial assets to be exposed to credit risk: cash and cash equivalents, short-term investments, and restricted cash. The carrying value of these financial assets at December 31, 2017 is $15,085,000 (December 31, 2016 - $11,920,000). At December 31, 2017, the Company’s cash and cash equivalents, short-term investments and restricted cash were invested with two Canadian financial institutions.

(e)	Liquidity risk

Liquidity risk encompasses the risk that the Company cannot meet its financial obligations as they fall due. The Company ensures that there is sufficient capital in order to meet short-term business requirements. The Company’s policy is to invest cash at floating rates of interest, while cash reserves are maintained in cash equivalents in order to maintain liquidity after taking into account the Company’s holdings of cash equivalents, money market investments, and receivables. As at December 31, 2017, the Company had positive working capital of $11,791,000 (December 31, 2016 - $9,513,000). In December 2017, The Company entered into a financing agreement with RCF for an interim non-convertible project loan in the amount of US$10 million which is repayable on or before January 31, 2019. Additional financing will be required to continue the development of the Prairie Creek Project, refinance or renew the loan payable when it becomes due in January 2019, and to put the Prairie Creek Mine into production. Accordingly, there is a risk that the Company may not be able to secure adequate funding on reasonable terms, or at all.